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                                                           EXHIBIT 11


                              AUDITORS' CONSENT



The Board of Trustees of
        INTRUST FUNDS Trust:


We consent to the use of our report included herein dated December 6, 1996 for the INTRUST FUNDS Trust Money Market as of December 6, 1996, and to the reference to our firm under the heading "Experts" in the Statement of Additional Information.



                                        KPMG Peat Marwick LLP


Columbus, Ohio
December 13, 1996